                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 2001


                                AIRGATE PCS, INC.

             (Exact name of Registrant as specified in its charter)


    Delaware                         027455                           58-2422929

(State or other              (Commission File Number)              (IRS Employer
  jurisdiction of                                                 Identification
  incorporation)                                                         Number)


Harris Tower, 233 Peachtree Street N.E., Suite 1700                        30303
Atlanta, Georgia

(Address of principal executive offices)                              (Zip Code)

                                 (404) 525-7272

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

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Item 5.  Other Events

     On December 19, 2001, certain stockholders of AirGate PCS, Inc., a Delaware corporation ("AirGate"), sold 4 million shares of AirGate's common stock in a public offering. On December 14, 2001, AirGate issued a press release announcing the pricing of the offering. The press release is attached hereto as exhibit
99.1 and is incorporated herein by reference. In addition, the underwriting agreement entered into in connection with the offering is attached hereto as exhibit 1.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

    Exhibit No.                            Description
    -----------                            -----------

         1.1       Underwriting Agreement dated December 13, 2001 between
                   AirGate PCS, Inc., the Selling Stockholders named therein and
                   Credit Suisse First Boston Corporation, Lehman Brothers
                   Inc., UBS Warburg LLC, William Blair & Company, L.L.C.,
                   Thomas Weisel Partners LLC and TD Securities (USA) Inc., as representatives of the several underwriters.

        99.1       Press Release dated December 14, 2001 issued by AirGate PCS,
                   Inc. announcing the pricing of the public offering of 4 million shares of its common stock by certain of its stockholders.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AIRGATE PCS, INC. (Registrant)


Date: December 20, 2001                     By:  /s/ Alan B. Catherall
                                               ---------------------------------
                                            Name:    Alan B. Catherall
                                            Title:   Chief Financial Officer





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

                                  EXHIBIT INDEX

    Exhibit No.                            Description
    -----------                            -----------
         1.1       Underwriting Agreement dated December 13, 2001 between
                   AirGate PCS, Inc., the Selling Stockholders named therein and
                   Credit Suisse First Boston Corporation, Lehman Brothers
                   Inc., UBS Warburg LLC, William Blair & Company, L.L.C.,
                   Thomas Weisel Partners LLC and TD Securities (USA) Inc., as
                   representatives of the several underwriters.

        99.1       Press Release dated December 14, 2001 issued by AirGate PCS,
                   Inc. announcing the pricing of the public offering of 4 million shares of its common stock by certain of its stockholders.





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